[GRAPHIC]

                                           TIMESSQUARE
                                          VP CORE PLUS
                                             BOND FUND
------------------------------------------------------
                                         Annual Report
                                     December 31, 2002

                                                                    [LOGO] CIGNA

--------------------------------------------------------------------------------
                                                                               1

Dear Shareholders:
Our report for TimesSquare VP Core Plus Bond Fund (the "Fund") (formerly known as CIGNA Variable Products Investment Grade Bond Fund) covering the year ended December 31, 2002 follows.

Management's Discussion and Analysis
During the first quarter, high yield bonds outperformed Treasuries, investment-grade corporates and mortgages, producing a respectable 1.68% return for the quarter, as reported by the Lehman Brothers High Yield Bond Index. Investment-grade corporate bonds, as measured by the Lehman Brothers U.S. Credit Index, posted a -0.27% return, and, while corporate bonds outperformed Treasuries, they trailed all other investment-grade fixed income classes except U.S. Agencies.

In the second quarter, the Lehman Brothers Mortgage-Backed Securities Index posted a 3.48% total return and a positive excess return over U.S. Treasuries of 13 basis points for the period. Investment-grade corporate bonds, as measured by the Lehman Brothers U.S. Credit Index, posted a 2.90% total return. Those issuers and industry sectors with any hint of impropriety related to accounting integrity, earnings quality, corporate governance issues and potential "hidden leverage" risk suffered dismal results.

For the third quarter, performance was led by the Treasury market, as interest rates declined swiftly during the three-month period and benefited from investors' continued "flight to quality." The Lehman Government Bond Index returned 6.66% for the period. Long-term Treasuries gained 12.09% for the quarter. Investment-grade corporate bonds, as measured by the Lehman Brothers U.S. Credit Index, posted a 4.48% total return. The Lehman Brothers Mortgage-Backed Securities Index posted a 2.66% total return.

In the fourth quarter, lower quality debt outperformed higher quality. Investment-grade corporate bonds measured by the Lehman Brothers U.S. Credit Index outperformed Mortgage-Backed Securities (MBS) and Treasuries.

Returns for the year ended December 31, 2002, were:

Fund                             8.66%
Lipper Corporate Debt Funds -
   "A" Rated Average             8.42
Lehman Brothers Aggregate Bond
   Index                        10.25

During the first quarter, the Fund benefited from positive allocations to high yield and emerging markets and issue selection in MBS. During the second quarter, the Fund benefited from positive issue selection in mortgage-backed and Agency securities over the period. However, the primary driver of the Fund's underperformance during the first half of the year was the allocation to corporate bonds and high yield and specifically to individual credit selection issues in the telecommunications sector (WorldCom and Qwest Communications).

For the third quarter, the Fund's allocation to the high yield sector was the primary detractor from performance, highlighting a difficult quarter for that fixed income sector. The Fund benefited from strong, positive issue selection in investment-grade credits and MBS over the period.

In the fourth quarter, the Fund primarily benefited from the allocation to high yield and positive issue selection in investment-grade credits and MBS. Our overweight in investment-grade corporate bonds helped Fund performance. Issues owned by the Fund that contributed to its positive performance for the quarter in the Financial sector included Ford Motor Credit Corporation and Household Finance Corporation, the latter benefiting from the merger with HSBC. Strong performers in the Communications & Media sector were Tele Communications, Inc. and British Telecommunications PLC.

--------------------------------------------------------------------------------
                                                                               2

Over the year, it was a difficult environment for investing in corporate bonds, both investment- grade and high yield. Our allocations to these sectors detracted from returns over the year, and issue selection, primarily in the Communications & Media sector, over the first six months also hurt performance.

In MBS, the Fund benefited from strong security selection over the course of the year. Agency bond selection also helped performance, especially the FICO Agency bonds, which were issued as part of the asset liquidation resulting from the savings & loan crisis of the 1980s.

The bulk of the gains in emerging markets were attributed to the positive performance of Russia and Brazil, where we held overweight positions relative to the benchmark but selectively traded and exited our positions almost entirely by year end.

During the year, we continued to employ a high yield index proxy (total return swap) to enhance performance while dampening individual security risk. Our currency trade on the euro also benefited portfolio performance as the currency appreciated relative to the U.S. dollar.

Outlook

Conditions in 2003 should be different than in 2002 from a performance perspective. We believe that Treasuries will not outperform other sectors, due to the expected rise in yields and the reappearance of fiscal deficits. We anticipate improving credit quality trends, moderating supply, and rising demand for securities that offer higher yields than Treasuries -- all positive factors for corporate bonds. We need to exercise prudence in our sector and credit selection, since not all issuers will benefit from the "credit improvement/ de-leveraging" story.

In the MBS sector, we have maintained a neutral allocation due to our cautious outlook, which is driven largely by the current geopolitical events and impending war with Iraq. The MBS market continues to contain significant duration risk, and, until we can prudently determine expected MBS durations, we will need to be very careful in our allocation to the sector.

Security selection in high yield remains difficult because of major accounting issues plaguing some firms. To minimize individual credit risk, we will continue to employ a high yield index proxy. In emerging markets, we will continue to be selective in 2003. The positive impact of a U.S. and worldwide recovery could be partly offset by geopolitical tensions and internal political turmoil in some South American countries. Nevertheless, we remain cautiously optimistic, as we closely monitor global and local development in our search for investment opportunities.

Sincerely,

/s/ Richard H. Forde

Richard H. Forde
Chairman of the Board and President
TimesSquare VP Core Plus Bond Fund

--------------------------------------------------------------------------------
                                                                               3

--------------------------------------------------------------------------------
             GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT (Unaudited)
                                5/3/99 - 12/31/02

            ---------------------------------------------------------
                              AVERAGE ANNUAL RETURN

                                 1 Year  Life of Fund  Inception Date
            Fund                  8.66%      6.89%         5/3/99
            Lehman Brothers      10.25%      7.60%
            Aggregate Bond Index
            ---------------------------------------------------------

   [The following table was depicted as a line chart in the printed material.]

Plot Points              Fund            Lehman Brothers Aggregate Bond Index
-----------              ----            ------------------------------------

05/03/1999             $10,000                           $10,000
12/31/1999             $ 9,852                           $ 9,797
12/31/2000             $10,772                           $10,936
12/31/2001             $11,748                           $11,860
12/31/2002             $12,765                           $13,076

TimesSquare VP Core Plus Bond Fund (the "Fund") performance figures are historical and reflect reinvestment of all dividends. The Fund's investment return and principal value will fluctuate so that an investor's shares, when sold may be worth more or less than their original cost. Past performance does not predict future performance. The Fund's return has been compared to the total return performance of Lehman Brothers Aggregate Bond Index. This index is a group of unmanaged securities widely regarded by investors to be representative of the bond market in general. An investment cannot be made in the index. Index results do not reflect brokerage changes or other investment expenses.

--------------------------------------------------------------------------------
TimesSquare VP Core Plus Bond Fund Investments in Securities                   4
December 31, 2002

                                                             PRINCIPAL           VALUE
                                                                  (000)           (000)
--------------------------------------------------------------------------------------
LONG-TERM BONDS - 80.0%
BASIC MATERIALS - 1.0%
Codelco, Inc., 6.38%, 2012 144A                             $      225        $    236
Eastman Chemical Co., 7.00%, 2012                                   65              73
International Paper Co., 5.85%, 2012 144A                           65              68
Sappi Papier Holding AG, 6.75%, 2012 144A                          360             395
Stora Enso Oyj, 7.38%, 2011                                        355             411
UPM Kymmene Corp., 5.63%, 2014 144A                                180             187
Weyerhaeuser Co., 5.25%, 2009                                      165             167
                                                                              --------
                                                                                 1,537
                                                                              --------
CONSUMER & RETAIL - 1.7%
Ahold Finance USA, Inc., 8.25%, 2010                               210             232
Campbell Soup Co., 5.88%, 2008                                     140             155
Dana Corporation, 6.25%, 2004                                       95              93
Fosters Financial Corp., 6.88%, 2011 144A                          230             262
Heinz (H.J.) Co., 6.38%, 2028                                       35              37
Heinz (H.J.) Finance Co., 6.75%, 2032 144A                         210             232
Kellogg Co., 7.45%, 2031                                           265             323
Kroger Co., 7.50%, 2031                                            240             268
Safeway, Inc.,
 5.80%, 2012                                                       175             183
 7.25%, 2031                                                        95             107
Sears Roebuck Acceptance Corp., 7.00%, 2032                         70              59
Supervalu, Inc., 7.50%, 2012                                       100             108
Toys "R" Us, Inc., 7.63%, 2011                                     100              99
VFB LLC, 10.25%, 2009 (a)                                        1,930             331
                                                                              --------
                                                                                 2,489
                                                                              --------
COMMUNICATIONS & MEDIA - 5.3%
AOL Time Warner, Inc., 6.75%, 2011                                  55              57
AT&T Corp., 8.00%, 2031                                             70              77
AT&T Wireless, 8.13%, 2012                                          35              35
British Telecommunications PLC, 8.63%
 (coupon change based on rating), 2030                             860           1,096
Clear Channel Communication, 6.00%, 2006                            85              90
Comcast Cable Communications, Inc. 8.38%, 2007                      65              73
Deutsche Telekom International Finance BV, 8.75%
 (coupon change based on rating), 2030                             420             485
France Telecom SA, 7.75%
 (coupon change based on rating), 2011                             790             913
Koninklijke KPN, NV, 8.00%, 2010                                 1,065           1,247
Lenfest Communications, Inc., 8.25%, 2008                          360             378
News America, Inc., 6.75%, 2038                                     40              41
News America Holdings, Inc., 7.75%, 2045                           385             378
Pearson PLC, 7.00%, 2011 144A                                      110             125
Sprint Capital Corp.,
 6.13%, 2008                                                       100              91
 8.38%, 2012                                                        80              80
 6.88%, 2028                                                       185             149
Tele Communications, Inc.,
 9.80%, 2012                                                       850           1,022
 7.88%, 2013                                                       115             126
Time Warner, Inc.,
 8.18%, 2007                                                       650             714
 7.57%, 2024                                                       300             301
TPSA Finance, 7.75%, 2008 144A                                     145             148
US West Capital Funding, Inc., 6.50%, 2018                          75              40
Verizon Florida, Inc., 6.13%, 2013                                 150             161
WorldCom, Inc., 8.25%, 2031 (a)                                    245              58
                                                                              --------
                                                                                 7,885
                                                                              --------
FINANCIAL - 9.1%
American Express Credit, Ser.1999-1A,
   5.60%, 2006                                                   1,200           1,261
Amvescap PLC, 5.90%, 2007                                          285             302
Bank of America Corp., 7.80%, 2010                                  60              71
BankBoston Capital Trust, 8.25%, 2026                              170             179
Boeing Capital Corp., 5.80%, 2013                                  195             198
Cit Group, Inc.,
 6.50%, 2006                                                       200             211
 6.88%, 2009                                                        75              81
Citigroup, Inc.,
 7.25%, 2010                                                       265             308
 5.63%, 2012                                                       475             499
Countrywide Home Loans, Inc., 5.50%, 2007                          110             117
Credit Suisse First Boston Mortgage Securities Corp.,
 4.63%, 2008                                                       130             132
 Interest Only, 7.50%, 2032                                        700              92
 Interest Only, 8.00%, 2032                                      1,200             165

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
TimesSquare VP Core Plus Bond Fund Investments in Securities                   5
December 31, 2002 (Continued)

                                                        PRINCIPAL           VALUE
                                                             (000)           (000)
---------------------------------------------------------------------------------
FINANCIAL - (continued)
Deere (John) Capital Corp., 7.00%, 2012                $      270        $    313
Den Norske Bank, Step Coupon
   (7.73% to 6/29/11) perpetual 144A                          465             527
First Union Capital, 7.94%, 2027                              105             114
Ford Motor Credit Co.,
 6.88%, 2006                                                  300             301
 7.38%, 2009                                                  700             694
 7.38%, 2011                                                  245             238
General Motors Acceptance Corp.,
 6.88%, 2011                                                  950             947
 7.00%, 2012                                                  420             422
Golden West Financial Corp.,
 4.13%, 2007                                                  200             206
 4.75%, 2012                                                  185             186
Goldman Sachs Group, Inc., 6.88%, 2011                        455             508
Household Finance Corp.,
 6.38%, 2011                                                  230             240
 6.38%, 2012                                                  230             240
Korea Development Bank,
 4.25%, 2007                                                   95              96
 5.50%, 2012                                                   80              83
Kyivstar GSM, 12.75%, 2005 144A                               175             177
Lehman Brothers Holdings, Inc., 6.63%, 2012                   285             315
Manufacturers & Traders Trust Co., 8.00%, 2010                150             180
Marshall & Isley Bank, 5.25%, 2012                            100             104
Mississippi Business Finance Corp., 7.81%, 2024               500             482
Morgan (J.P.) Co., 6.00%, 2009                                235             247
Morgan Stanley Group, Inc., 6.75%, 2011                       310             344
National Rural Utilities Cooperative Finance,
 5.75%, 2009                                                  120             128
NB Capital Trust, 8.25%, 2027                                 175             202
North Fork Bancorp, Inc., 5.88%, 2012 144A                    270             288
Old Kent Bank, Step Coupon (7.75%, to
   8/10/05), 2010                                             300             337
Prudential Funding LLC, 6.60%, 2008 144A                      160             177
Residential Asset Mortgage Products, Inc.,
 Interest Only, 5.75%, 2005                                 2,450             178
Royal Bank of Scotland Group PLC,
Step Coupon (7.65%, to 9/30/31), perpetual                    425             492
Santander Financial Issuances,
 6.80%, 2005                                                   95             101
 6.38%, 2011                                                  100              98
Standard Chartered Bank, 8.00%, 2031 144A                     355             409
Union Planters Corp., 6.75%, 2005                             240             264
Zions Bancorp., Step Coupon (6.50%,
   10/15/2006), 2011                                          340             358
                                                                         --------
                                                                           13,612
                                                                         --------
FOREIGN GOVERNMENT - 1.6%
Quebec (Province of Canada),
 5.50%, 2006                                                  630             672
 5.00%, 2009                                                  280             299
 7.50%, 2023                                                  610             745
Russian Federation,
 Step Coupon (5.00% to 3/31/07), 2030 144A                    475             376
United Mexican States, 8.30%, 2031                            320             338
                                                                         --------
                                                                            2,430
                                                                         --------
INDUSTRIAL - 2.1%
Allied Waste North America, Inc., 7.88%, 2009                 185             182
BAE Systems Holdings, 6.40%, 2011 144A                        780             811
ITT Corp., 7.40%, 2025                                        535             571
Lockheed Martin Corp.,
 8.20%, 2009                                                  810           1,001
 8.50%, 2029                                                  230             308
Systems 2001 Asset Trust LLC, 7.16%, 2011 144A                299             319
                                                                         --------
                                                                            3,192
                                                                         --------
INSURANCE - 0.5%
AXA SA, 8.60%, 2030                                           250             286
Progressive Corp., 6.25%, 2032                                130             133
XL Capital Europe PLC, 6.50%, 2012                            235             254
                                                                         --------
                                                                              673
                                                                         --------
OIL & GAS - 1.6%
Amerada Hess Corp., 7.30%, 2031                               175             190
Conoco Funding Co., 6.35%, 2011                               855             955
El Paso Corp., 7.00%, 2011                                     45              31
Occidental Petroleum Corp., 7.65%, 2006                       480             543

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
TimesSquare VP Core Plus Bond Fund Investments in Securities                   6
December 31, 2002 (Continued)

                                                         PRINCIPAL           VALUE
                                                              (000)           (000)
----------------------------------------------------------------------------------
OIL & GAS - (continued)
Petroleos Mexicanos, 9.50%, 2027                        $      320        $    358
USX Corp.,
 8.13%, 2023                                                   125             143
 8.50%, 2023                                                   130             153
                                                                          --------
                                                                             2,373
                                                                          --------
PHARMACEUTICALS - 0.3%
Lilly (Eli) & Co., 6.77%, 2036                                 450             504
                                                                          --------
TRANSPORTATION - 1.2%
Burlington Northern Santa Fe, 6.75%, 2029                      255             279
Continental Airlines, Inc.,
 6.90%, 2018                                                   244             213
 6.55%, 2020                                                    27              23
Federal Express Corp., 7.60%, 2097                             125             135
Laidlaw, Inc., 7.88%, 2005 (a)                                 250             119
Norfolk Southern Corp.,
 7.70%, 2017                                                   250             306
 7.90%, 2097                                                   110             128
Union Pacific Corp., 6.13%, 2012                               580             634
                                                                          --------
                                                                             1,837
                                                                          --------
UTILITIES - 1.5%
AES Drax Energy Ltd., 11.50%, 2010                             260               3
Carolina Power & Light Co., 6.50%, 2012                        115             126
Cleveland Electric Illuminating Co., 7.88%, 2017               200             232
Detroit Edison Co.,
 6.13%, 2010                                                   250             275
 6.35%, 2032                                                    60              63
First Energy Corp., 6.45%, 2011                                350             348
Niagara Mohawk Power Co., 7.38%, 2003                          250             256
Nisource Finance Corp., 7.88%, 2010                            205             225
Oncor Electric Delivery Co., 7.25%, 2033 144A                  260             265
Pinnacle Partners, 8.83%, 2004 144A                            200             189
Progress Energy, Inc.,
 7.10%, 2011                                                    55              61
 7.00%, 2031                                                   215             224
                                                                          --------
                                                                             2,267
                                                                          --------
U.S. GOVERNMENT & AGENCIES - 54.1%
Fannie Mae,
 Interest Only 7.80%, 2017                                  14,352             300
 5.25%, 2006                                                 8,000           8,718
 6.00%, 2029                                                 3,498           3,630
 6.25%, 2029                                                   775             862
 8.00%, 2030                                                 1,293           1,394
 7.00%, 2031                                                 1,009           1,068
 8.00%, 2031                                                   597             641
 6.50%, 2032                                                 8,811           9,179
 7.00%, 2032                                                 7,699           8,152
Financing Corp.,
 Principal Strips from
 9.90%, 2018                                                 1,515             625
 10.00%, 2018                                                2,985           1,282
 8.60%, 2019                                                   830             324
 9.65%, 2019                                                   695             281
 9.70%, 2019                                                 1,260             508
Freddie Mac,
 3.25%, 2004                                                 3,745           3,819
 6.63%, 2009                                                 1,045           1,226
 6.88%, 2010                                                 1,675           1,998
 6.00%, 2017                                                 2,047           2,142
 6.50%, 2017                                                 1,042           1,100
 6.75%, 2031                                                   530             634
 6.00%, 2032                                                 2,067           2,140
 7.50%, 2032                                                 2,377           2,528
Ginnie Mae,
 6.50%, 2031                                                   359             377
 6.50%, 2032                                                 1,328           1,394
U.S. Treasury Bond, 6.00%, 2026                              3,155           3,616
U.S. Treasury Notes,
 6.25%, 2003                                                   250             251
 7.88%, 2004                                                 8,250           9,213
 4.63%, 2006                                                 7,625           8,224
 6.00%, 2009                                                    45              52
 5.00%, 2011                                                 4,880           5,362
                                                                          --------
                                                                            81,040
                                                                          --------
TOTAL LONG-TERM BONDS
 (Cost - $115,625)                                                         119,839
                                                                          --------

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
TimesSquare VP Core Plus Bond Fund Investments in Securities                   7
December 31, 2002 (Continued)

                                                     PRINCIPAL        VALUE
                                                          (000)        (000)
---------------------------------------------------------------------------
PREFERRED STOCK - 1.3%
COMMUNICATIONS & MEDIA - 0.3%
Centaur Funding Corp., 9.08% 144A                          475     $    469
                                                                   --------
FINANCIAL - 1.0%
Golden State Bancorp, 9.13%                             26,085          679
IBJ Preferred Capital Co. LLC,
   Step Coupon (8.79% to 6/30/08) 144A                     620          524
Natexis AMBS Co. LLC,
   Step Coupon (8.44% to 6/30/08) 144A                     210          244
                                                                   --------
                                                                      1,447
                                                                   --------
TOTAL PREFERRED STOCK
 (Cost - $1,952)                                                      1,916
                                                                   --------
SHORT-TERM OBLIGATIONS - 17.9%
MONEY MARKET FUND - 17.8%
TimesSquare VP Money Market Fund                    26,699,000       26,699
                                                                   --------
                                                     PRINCIPAL
                                                          (000)
                                                   -----------
U.S. GOVERNMENT - 0.1%
U.S. Treasury Bill,
 1.55%, 1/9/03 (b)                                 $        50           50
 1.62%, 1/16/03 (b)                                         25           25
 1.47%, 1/30/03 (b)                                         25           25
                                                                   --------
                                                                        100
                                                                   --------
TOTAL SHORT-TERM OBLIGATIONS
 (Cost - $26,799)                                                    26,799
                                                                   --------
TOTAL INVESTMENTS IN SECURITIES - 99.2%
 (Total Cost - $144,376) (d)                                        148,554
Cash and Other Assets Less Liabilities - 0.8%                         1,173
                                                                   --------
NET ASSETS - 100.0%                                                $149,727
                                                                   ========

NOTES TO INVESTMENTS IN SECURITIES
(a) Indicates defaulted security.
(b) Pledged as initial margin for financial futures contracts. At
    December 31, 2002, the Fund was long 50, 2-year U.S. Treasury
    Notes and 7, 10-year Agency and was short 20, 5-year and 52, 10 year U.S. Treasury Notes and 15, 30-year U.S. Treasury Bond futures contracts, all expiring in March 2003. Net unrealized loss amounted to $104,593. Underlying face values of the long and short positions were $11,392,657 and ($9,686,158), respectively, and underlying market values were $11,539,656 and ($9,937,750), respectively.
(c) A summary of outstanding forward currency contracts, as of December 31, 2002, is as follows:

                                                       Net Unrealized
Settlement    Forward       Foreign        Contract     Appreciation
Date         Contract       Currency        Value      (Depreciation)
--------------------------------------------------------------------
Sells
01/13/03       EURO         1,640,000     $1,631,834      $(87,074)
Buys
01/13/03       EURO         1,640,000     $1,629,275      $ 89,634

   Tax Information
(d) At December 31, 2002, the net unrealized appreciation
    of investments, based on cost for federal income tax
    purposes of $145,016,349 was as follows:
    Aggregate gross unrealized appreciation for all
    investments in which there was an excess of value
    over tax cost                                          $4,481,150
    Aggregate gross unrealized depreciation for all
    investments in which there was an excess of tax cost
    over value                                               (943,868)
                                                           ----------
    Unrealized appreciation-net                            $3,537,282
                                                           ==========
(e) As of December 31, 2002, the components of distributable earnings
    (excluding unrealized appreciation/(depreciation) disclosed above)
    on a tax basis consisted of the following:
    Undistributed ordinary income                          $1,152,336
    Capital loss carryforward:
    expiring 2010                                          $2,016,395

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
TimesSquare VP Core Plus Bond Fund Investments in Securities                   8
December 31, 2002 (Continued)

Quality Ratings* of Long-Term Bonds (Unaudited)
December 31, 2002

                   Value      % of
                   (000)      Value
-----------------------------------

  Aaa/AAA       $ 82,735       69.0%
  Aa/AA            3,142        2.6
  A/A             15,542       13.0
  Baa/BBB         16,821       14.1
  Ba/BB              872        0.7
  B/B                177        0.1
  Below B            220        0.2
  Not Rated          330        0.3
                --------      -----
                $119,839      100.0%
                ========      =====

*The higher of Moody's or Standard & Poor's Ratings.

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
TimesSquare VP Core Plus Bond Fund                                             9

Statement of Assets and Liabilities
December 31, 2002
(In Thousands)

Assets:
Investments in securities at value                        $148,554
Interest and dividend receivable                             1,294
Swap contracts receivable                                       30
Futures variation margin receivable                             18
Investments for Trustees' deferred compensation plan             2
Receivable for forward currency contracts                        2
Prepaid Insurance                                                1
                                                          --------
  Total assets                                             149,901
                                                          --------
Liabilities:
Advisory fees payable                                          115
Administrative fees payable                                     29
Audit and legal fees payable                                    15
Custody fees payable                                            10
Deferred Trustees' fees payable                                  2
Shareholder reports payable                                      2
Transfer agent fees payable                                      1
                                                          --------
  Total liabilities                                            174
                                                          --------
Net Assets                                                $149,727
                                                          ========
Components of Net Assets:
Paid in capital                                           $147,436
Undistributed net investment income                            716
Accumulated net realized loss                               (2,502)
Net unrealized appreciation of investments,
 futures, forward contracts and swaps                        4,077
                                                          --------
Net Assets                                                $149,727
                                                          ========
Shares Outstanding                                          14,775
                                                          ========
Net Asset Value and Redemption Price per Share            $  10.13
                                                          ========
Cost of Investments                                       $144,376
                                                          ========

Statement of Operations
For the Year Ended December 31, 2002
(In Thousands)

Investment Income:
Income:
   Interest income                                      $ 5,804
   Dividends                                                539
                                                        -------
                                                          6,343
Expenses:
   Investment advisory fees                 $579
   Custodian fees                            130
   Administrative services fees               75
   Audit and legal fees                       30
   Transfer agent fees                         6
   Trustees' fees                              3
   Shareholder reports                         1
                                            ----
   Total expenses                            824
   Less expenses waived by Adviser          (154)
                                            ----
   Net expenses                             $670
                                            ----
Net Investment Income                                     5,673
                                                        -------
Realized and Unrealized Gain (Loss)
   on Investments:
   Net realized gain (loss) from:
   Forward currency contracts                               233
   Futures contracts                                        398
   Investments                                           (1,043)
                                                        -------
                                                           (412)
                                                        -------
   Net change in unrealized appreciation
      (depreciation):
   Forward currency contracts                              (228)
   Futures contracts                                       (196)
   Swaps                                                      1
   Investments                                            5,841
                                                        -------
                                                          5,418
                                                        -------
Net Realized and Unrealized Gain
   on Investments                                         5,006
                                                        -------
Net Increase in Net Assets Resulting
   from Operations                                      $10,679
                                                        =======

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
TimesSquare VP Core Plus Bond Fund                                            10

Statements of Changes in Net Assets
(In Thousands)

                                                For the Year Ended
                                                   December 31,
                                             -------------------------
                                                  2002         2001
                                             -------------------------
Operations:
Net investment income                        $  5,673      $  7,008
Net realized gain (loss) on investments          (412)        6,498
Net unrealized appreciation (depreciation)
   on investments                               5,418        (2,892)
                                             --------      --------
Net increase in net assets from operations     10,679        10,614
                                             --------      --------
Dividends and Distributions:
>From net investment income                     (5,821)      (13,094)
>From net realized gain                             --          (610)
>From return of capital                             --        (1,157)
                                             --------      --------
Total dividends and distributions              (5,821)      (14,861)
                                             --------      --------
Capital Share Transactions:
Net proceeds from shares sold                 108,118        69,598
Net asset value of shares issued to
   shareholders in reinvestment of
   dividends and distributions                  5,821        14,861
                                             --------      --------
                                              113,939        84,459
Cost of shares redeemed                      (120,160)      (13,136)
                                             --------      --------
Net increase (decrease) from Fund share
   transactions                                (6,221)       71,323
                                             --------      --------
Net Increase (Decrease) in Net
   Assets                                      (1,363)       67,076
Net Assets:
Beginning of period                           151,090        84,014
                                             --------      --------
End of period*                               $149,727      $151,090
                                             ========      ========
* includes undistributed (overdistributed)
  net investment income of:                  $    716      $   (484)
                                             ========      ========

                                               For the Year Ended
                                                  December 31,
                                             -----------------------
                                                2002         2001
                                             -----------------------
Transactions in Capital Stock:
Shares sold                                    10,641         6,780
Shares issued in reinvestment of dividends
   and distributions                              575         1,540
                                             --------      --------
                                               11,216         8,320
Shares redeemed                               (12,020)       (1,249)
                                             --------      --------
Net increase (decrease) in shares
   outstanding                                   (804)        7,071
                                             ========      ========

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
TimesSquare VP Core Plus Bond Fund                                            11

Financial Highlights

                                                                                                        From May 3,
                                                             For the Year Ended December 31,             1999* to
                                                     ----------------------------------------------    December 31,
                                                         2002            2001(e)           2000            1999
-------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                   $  9.70         $    9.87          $ 9.53         $   10.00
                                                       -------         ---------          ------         ---------
Income from investment operations
Net investment income (a)                                 0.42              0.45            0.54              0.33
Net realized and unrealized gain (loss)                   0.42              0.44            0.35             (0.48)
                                                       -------         ---------          ------         ---------
Total from investment operations                          0.84              0.89            0.89             (0.15)
                                                       -------         ---------          ------         ---------
Less dividends and distributions:
Dividends from net investment income                     (0.41)            (0.94)          (0.55)            (0.32)
Distributions from net realized capital gains               --             (0.04)             --                --
Return of capital dividends                                 --             (0.08)             --                --
                                                       -------         ---------         -------         ---------
Total dividends and distributions                        (0.41)            (1.06)          (0.55)           (0.32)
                                                       -------         ---------         -------         ---------
Net asset value, end of period                         $ 10.13         $    9.70         $  9.87         $    9.53
                                                       =======         =========         =======         =========
Total Investment Return (b)                               8.66%             9.06%           9.34%           ( 1.48)%(c)
Ratios to Average Net Assets:
Gross expenses                                            0.62%             0.60%           0.70%             0.79%(d)
Fees and expenses waived or borne by the Adviser          0.12%             0.10%           0.20%             0.29%(d)
Net expenses                                              0.50%             0.50%           0.50%             0.50%(d)
Net investment income                                     4.24%             5.39%(e)        6.66%             6.09%(d)
Portfolio Turnover                                         518%              396%            320%              303%(c)
Net assets, End of Period (000 omitted)               $149,727         $ 151,090         $84,014         $  39,261

(a) Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end of the year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(b) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(c) Not annualized.
(d) Annualized.
(e) Effective January 1, 2001, the Fund was required to start amortizing premium and discount on all debt securities. The effect of this change on net investment income per share was a decrease of $0.02 per share. The effect to the ratio of net investment income to average net assets was a decrease of 0.19%. Per share, ratios, and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in accounting principle.
*   Commencement of operations

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
TimesSquare VP Core Plus Bond Fund Notes to Financial Statements              12

1. Significant Accounting Policies.
TimesSquare VP Core Plus Bond Fund (the "Fund") (renamed from CIGNA Variable Products Investment Grade Bond Fund, effective May 1, 2002) is a separate series of CIGNA Variable Products Group, a Massachusetts business trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund seeks to provide the highest current income attainable, consistent with reasonable risk, as determined by the Fund's investment adviser, through investment in a professionally managed, diversified portfolio of fixed income securities. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. Security Valuation -- Debt securities traded in the over-the-counter market, including listed securities whose primary markets are believed to be over-the-counter, are valued on the basis of valuations furnished by brokers trading in the securities or a pricing service, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term investments with remaining maturities of up to and including 60 days are valued at amortized cost, which approximates market. Short-term investments that mature in more than 60 days are valued at current market quotations. Other securities and assets of the Fund are appraised at fair value, as determined in good faith by, or under the authority of, the Fund's Board of Trustees. If events occurring after the close of the principal market in which securities are traded (but before the close of regular trading on the NYSE) are believed to materially affect the value of those securities, such securities are valued at their fair value taking such events into account.

B. Delayed Delivery Commitments -- The Fund may enter into commitment agreements -- i.e., TBA's -- for the purchase of securities at an agreed-upon price on a specified future date. Since the delivery and payment for such securities can be scheduled to take place up to three months after the transaction date, they are subject to market fluctuations. The Fund does not begin to earn interest on such purchase commitments until settlement date. The Fund may sell a purchase commitment prior to settlement for the purpose of enhancing its total return. The Fund segregates assets with a market value equal to the amount of its purchase commitments. To the extent securities are segregated, they may not be available for new investments or to meet redemptions. Delayed delivery commitments may increase the Fund's exposure to market fluctuations and may increase the possibility that the Fund may realize a short-term gain (subject to taxation) or loss if the Fund must engage in portfolio transactions in order to honor its commitments. Due to the longer settlement period, there may be an increased risk of failure of the other party to honor the transaction. The Fund records changes in market value of the securities underlying unsettled commitments in unrealized gains and losses. Gains and losses are realized upon sale of the commitment.

C. Foreign Currency Translations -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

(ii) purchases and sales of investment securities, dividend and interest income and certain

--------------------------------------------------------------------------------
TimesSquare VP Core Plus Bond Fund Notes to Financial Statements              13
(Continued)

      expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gains (losses) from foreign currency-related transactions include gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex-dividend and payment dates on dividends, interest, and foreign withholding taxes.

D. Foreign Investments -- The Fund may invest in securities of foreign countries and governments, which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risk (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include inadequate accounting controls, liquidity and valuation risks.

E. Forward Currency Transactions -- The Fund is authorized to enter into forward exchange contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. The Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Due to market fluctuations, the Fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

F. Futures Contracts -- The Fund is authorized to enter into futures contracts. The fund may use futures contracts for reasons such as managing its exposure to the markets or movements in interest rates and currency values. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or securities equal to the initial margin requirements. During the period a futures contract is open, changes in the value of a contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Daily variation margin payments are received or made, depending on whether there were unrealized gains or losses. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts include the risk that a change in the value of the contract may not correlate with the value of the underlying securities and the possibility of an illiquid market.

G. High Yield Bonds -- The Fund may invest in High Yield Bonds i.e. fixed income securities rated below investment grade. While the market values of these securities tend to react less to fluctuations in interest rate levels than do those of investment grade securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than investment grade securities. In addition, the issuers of these securities are often highly leveraged and may not

--------------------------------------------------------------------------------
TimesSquare VP Core Plus Bond Fund Notes to Financial Statements              14
(Continued)

have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

H. Swap Agreements -- The Fund may enter into swap agreements for investment, liquidity, hedging and risk management purposes. For example, the Fund may enter into swap agreements to preserve a return on a particular investment or a portion of its portfolio and as a technique for managing duration (i.e., price sensitivity to changes in interest rates). Swaps involve the exchange of commitments to pay or receive -- e.g., an exchange of floating rate payments for fixed-rate payments and/or payments of the appreciation or depreciation of a security or an index. If forecasts of interest rates and other market factors, including those that may impact the indexes of the total return swaps, are incorrect, investment performance will differ compared to what performance would have been if these investment techniques were not used. Even if the forecasts are correct, there are risks that the positions may correlate imperfectly with the asset or liability being hedged, a liquid secondary market may not always exist, or the counterparty to a transaction may default.

As of December 31, 2002, the Fund had the following outstanding swap agreements:

                                                  Spread                  Unrealized
                                     Notional     (Basis  Termination     Appreciation/
 Counterparty     Index               Amount      Points)    Date        (Depreciation)
--------------------------------------------------------------------------------------
Bear Stearns   Bear Stearns High
               Yield Index          $  560,000       225    01/01/03         $    0
Bear Stearns   Bear Stearns High
               Yield Index          $  240,000        35    05/01/03         $  317
Bear Stearns   Bear Stearns High
               Yield Index          $1,410,000        50    05/01/03         $1,163
Bear Stearns   Bear Stearns High
               Yield Index          $1,250,000        80    06/01/03         $ (262)
Lehman         Lehman US High
Brothers       Yield Index          $  190,000       105    06/01/03         $ (239)

The terms of the agreement require the Fund to pay LIBOR (which is set monthly) plus the spread and to receive the monthly total return on the Index, both based on the notional amount. The Fund records the net amount receivable/payable on a daily basis. The net receivable/payable is settled in cash monthly and recorded as net investment income.

I. Security Transactions and Related Investment Income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis which includes amortization of premium and accrual of discount. Securities gains and losses are determined on the basis of identified cost.

J. Federal Taxes -- It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no federal income or excise taxes on realized income or net capital gains have been accrued. Distributions reported in the Statement of Changes in Net Assets from net investment income, including short-term gains, and capital gains are treated as ordinary income and long-term capital gains, respectively, for federal income tax purposes.

At December 31, 2002, the Fund had a Post-October loss of $22,315. Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following year.

K. Dividends and Distributions to Shareholders -- Dividends from net investment income and distributions from net capital gains, to the extent such gains would otherwise be taxable to the Fund, are declared and distributed at least annually. Dividends and distributions are recorded by the Fund on the ex-dividend date. The timing and characterization of certain income

--------------------------------------------------------------------------------
TimesSquare VP Core Plus Bond Fund Notes to Financial Statements              15
(Continued)

and capital gains distributions are determined in accordance with federal tax regulations, which may differ from generally accepted accounting principles. To the extent that such differences are permanent, a reclassification to the Components of Net Assets may be required. As a result, at December 31, 2002, the Fund decreased accumulated net realized loss by $1,347,955 and increased undistributed net investment income by the same amount.

2. Investment Advisory Fees and Other Transactions with Affiliates. Investment advisory fees are paid or accrued to TimesSquare Capital Management, Inc. ("TimesSquare"), certain officers and directors of which are affiliated with the Fund. Such advisory fees are based on an annual rate of 0.50% of the Fund's average daily net assets. TimesSquare has contractually agreed to reimburse the Fund for any amount by which its expenses (including the advisory fee, but excluding interest, taxes, transaction costs incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) exceed, on an annual basis, 0.50% of average daily net assets until April 30, 2003, and thereafter to the extent described in the Fund's then current prospectus. TimesSquare retains the right to be repaid by the Fund if the Fund's expenses fall below the percentage specified above prior to the end of the fiscal year or within three years after TimesSquare waives advisory fees or reimburses a Fund's operating expenses. The Fund's remaining contingent liability and expiration dates are as shown below:

  Remaining
 Contingent       Expires         Expires         Expires
  Liability     during 2003     during 2004     during 2005
   (000's)        (000's)         (000's)         (000's)
------------   -------------   -------------   ------------
$  412              $131            $127           $154

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest its excess cash, up to 25% of the Fund's total assets, in the affiliated TimesSquare VP Money Market Fund ("TSVPMM") managed by TimesSquare. TimesSquare will waive the amount of its advisory fee for the Fund in an amount that offsets the amount of the advisory fees incurred in the affiliated Fund. For the year ended December 31, 2002, TimesSquare waived $90,432 of its advisory fee received from the Fund. Income distributions from TSVPMM, which amounted to $362,260 for the year ended December 31, 2002, are recorded as dividend income in the Statement of Operations.

TimesSquare is an indirect, wholly-owned subsidiary of CIGNA Corporation.

For administrative services, the Fund reimburses TimesSquare for a portion of the compensation and related expenses of the Fund's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. For the year ended December 31, 2002, the Fund paid or accrued $75,030.

3. Trustees' Fees. Trustees' fees represent remuneration paid or accrued to Trustees who are not employees of CIGNA Corporation or any of its affiliates. Trustees may elect to defer receipt of all or a portion of their fees, which are invested in mutual fund shares in accordance with a deferred compensation plan.

4. Purchases and Sales of Securities. Purchases and sales of securities, excluding short-term obligations, for the year ended December 31, 2002, were $565,592,369 and $540,064,557, respectively, for U.S. Government and Agency Obligations and $57,092,704 and $89,300,339, respectively, for all other securities.

5. Capital Stock. The Fund offers an unlimited number of shares of beneficial interest without par value. All of the shares outstanding at December 31, 2002, were held by Connecticut General Life Insurance Company ("CG Life") life insurance contracts issued by that company. CG Life is an indirect, wholly-owned subsidiary of CIGNA Corporation.

--------------------------------------------------------------------------------
TimesSquare VP Core Plus Bond Fund                                            16
(Continued)

Report of Independent Accountants

To the Trustees and Shareholders of TimesSquare VP Core Plus Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TimesSquare VP Core Plus Bond Fund (formerly known as CIGNA Variable Products Investment Grade Bond Fund) (the "Fund") at December 31, 2002, the results of its operations, and the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 14, 2003

--------------------------------------------------------------------------------
TimesSquare VP Core Plus Bond Fund                                            17

Trustees and Officers
Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Trust's Board of Trustees and Officers. Each Trustee's term of office will be until the next annual meeting of shareholders or until the election of the Trustee's successor.

                                                                                                 Number of
Name,                      Position          Length                                              Portfolios in   Other
Address*                   Held with         of Time          Principal Occupation(s) During     Fund Complex    Directorships
and Age                    Fund              Served           Past 5 Years                       Overseen        Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees

Russell H.                 Trustee           Trustee since    Vice President (Investor           14              --
Jones                                        1995             Relations, Public Relations) and
58                                                            Treasurer, Kaman Corporation
                                                              (helicopters and aircraft
                                                              components, industrial
                                                              distribution)

Paul J.                    Trustee           Trustee since    Special Advisor to Board of        14              Director -- Western
McDonald                                     1995             Directors, Friendly Ice Cream                      Massachusetts
59                                                            Corporation (family restaurants                    Electric Company
                                                              and dairy products)
Affiliated Trustees and
 Fund Officers

Richard H.                 Trustee,          Trustee and      Managing Director, CIGNA           14              Director of various
Forde 49                   Chairman of       Chairman         Retirement & Investment                            subsidiaries of
                           the Board and     since 2002,      Services, Inc. and TimesSquare                     CIGNA Corporation
                           President         President since  Capital Management, Inc.
                                             1998

Alfred A.                  Vice President    Officer          CIGNA Funds Treasurer;             14              --
Bingham III                and Treasurer     Since 1982       Assistant Vice President,
58                                                            TimesSquare Capital
                                                              Management, Inc.

Jeffrey S.                 Vice President    Officer          Senior Counsel,                    14              --
Winer                      and Secretary     Since 1993       CIGNA Corporation
45

--------------------------------------------------------------------------------
* All Trustees and officers have an address c/o TimesSquare Capital Management, Inc., 280 Trumbull Street, H16C, Hartford, CT 06103
--------------------------------------------------------------------------------
TimesSquare VP Core Plus Bond Fund is an open-end, diversified management investment company that invests primarily in fixed income securities. The investment adviser is TimesSquare Capital Management, Inc., 280 Trumbull Street, Hartford, Connecticut 06103.
--------------------------------------------------------------------------------